Investor Presentation June 2019 NYSE: LBRT www.LibertyFrac.com

IMPORTANT DISCLOSURES FORWARD LOOKING STATEMENTS  The information in this presentation includes “forward‐looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty  Oilfield Services Inc.’s (“Liberty” or the “Company”) strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of  management are forward‐looking statements. When used in this presentation, the words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar  expressions are intended to identify forward‐looking statements, although not all forward‐looking statements contain such identifying words. These forward‐looking statements are  based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.  Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward‐looking statements, all of which are expressly qualified by the statements in this  section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward‐looking statements are subject to all of the risks and  uncertainties incident to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, a  decline in demand for the Company’s services, capital spending by the oil and natural gas industry, hydrocarbon price volatility, competition within our service industry, reliance on a  limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities,  cash flow and access to capital and the timing of capital expenditures. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying  assumptions prove incorrect, Liberty’s actual results and plans could differ materially from those expressed in any forward‐looking statements. INDUSTRY AND MARKET DATA  This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent  industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its  review of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information  and cannot guarantee its accuracy and completeness. EBITDA AND ADJUSTED EBITDA  Liberty uses EBITDA and Adjusted EBITDA, financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in this presentation.  EBITDA and Adjusted EBITDA are used as supplemental non‐GAAP financial measures by Liberty’s management and by external users of Liberty’s financial statements, such as  industry analysts, investors, lenders and rating agencies. Liberty believes EBITDA and Adjusted EBITDA are useful to external users of its consolidated and combined financial  statements, such as industry analysts, investors, lenders and rating agencies because it allows them to compare its operating performance on a consistent basis across periods by  removing the effects of capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and other items that impact the  comparability of financial results from period to period. Liberty management believes EBITDA and Adjusted EBITDA provide useful information regarding the factors and trends  affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and  amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as new fleet or new basin start‐up costs, costs of asset acquisitions, gain or  loss on the disposal of assets, asset impairment charges, bad debt reserves and non‐recurring expenses that management does not consider in assessing ongoing performance.  Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within its  industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted  EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historic costs  of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as  determined by GAAP. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial  performance or liquidity presented in accordance with GAAP. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of Liberty’s results as reported  under GAAP. Because Adjusted EBITDA may be defined differently by other companies in Liberty’s industry, Liberty’s computations of Adjusted EBITDA may not be comparable to  other similarly titled measures of other companies, thereby diminishing its utility.  Please see slide 17 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income, Liberty’s most directly comparable financial measures calculated in  accordance with GAAP. 2 2

Liberty Snapshot Liberty: The Facts • Market leading, returns–focused provider of  Williston hydraulic fracturing services with  Basin demonstrably superior financial performance Powder River Basin 14 Fleets • Relentless pursuit of efficiency driven by: • Differentiated technology DJ • Exceptional operations and equipment Basin • Dedicated, incentivized, long‐term  employees  • Diversified footprint across liquids‐rich basins  9 Fleets in the US Permian Basin • Focused solely on hydraulic fracturing Eagle Ford • 23 Frac Fleets • Fleet 24 to be delivered in Q2 2019;  deployment will depend on market  conditions Fleet Deployment – Q1 2019 3

Where we play – Hydraulic Fracturing • Frac enables production from  unconventional reservoirs  • Largest single component of  well capital spend • Total estimated 2018 lower  48 drilling and completion  capex spend1: $90 Billion  Breakdown of Avg. D&C Well Spend2 Other 22% Frac 42% Drilling 36% (1) Source: Coras Research (2) Source: Jefferies Research 4

2018 Financial Highlights Driving Profitable Growth Yr vs  • IPO in January 2018 $ MM's except Per Share and Fleet numbers 2018 2017 Yr. Revenue$    2,155 $    1,490 45% Net Income Before Tax$       289 $       169 72% • Revenues $2.16B up 45% Fully Diluted EPS$      1.81 Adjusted EBITDA1 $       438 $       281 56% • Pre‐tax net income $289M up 72% Avg. Active Fleets        21.3         15.1 41% Adj. EBITDA Per Fleet$          21 $          19 11% • Adjusted EBITDA $438M up 56% Balance Sheet Strength  Yr vs  • Fully diluted EPS $1.81 $ MM's 2018 2017 Yr. Cash On Hand$       103 $          16 544% Working Capital (Excl. Cash)$       139 $       115 20% • Net Debt at year end $3M Total Debt$       106 $       196 ‐46% Net Debt$            3 $       180 ‐98% • Year‐end liquidity > $300M Total Liquidity$       328 $       144 128% • Including undrawn ABL availability Capital Expenditures$       272 $       301 ‐10% (1) Please see Slide 17 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). 5

Q1 2019 Financial Highlights Financial Performance Qtr vs  • Revenues $535M up 13% $ MM's except Per Share and Fleet numbers Q1 2019 Q4 2018 Qtr. Revenue$       535 $       473 13% • Pre‐tax net income $40M up 6% Net Income Before Tax$          40 $          38 6% Fully Diluted EPS$      0.26 $      0.27 ‐3% • Adjusted EBITDA $85M up 18% Adjusted EBITDA1 $          85 $          72 18% Avg. Active Fleets        22.3         22.0 1% • Fully diluted EPS $0.26 Adj. EBITDA Per Fleet$          15 $          13 16% • Working capital $146M up 6% Balance Sheet Strength  Qtr vs  • Net Debt at quarter end $47M $ MM's Q1 2019 Q4 2018 Qtr. Cash On Hand$          59 $       103 ‐43% Working Capital (Excl. Cash)$       146 $       138 6% • Quarter‐end liquidity ~ $290M Total Debt$       106 $       107 ‐1% • Including undrawn ABL availability Net Debt$          47 $            4 1174% Total Liquidity$       292 $       328 ‐11% Capital Expenditures$          51 $          87 ‐41% (1) Please see Slide 17 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). 6

Cash Flow and Shareholder Returns • $119M of Cash Returned to Shareholders since IPO • Quarterly dividend of $0.05 initiated in Q3 2018 • 5% of post‐IPO shares repurchased since IPO  • additional repurchases authorized • Q1 2019 Adjusted EBITDA of $85M • Q1 2019 Capex $51M • Expected ~ $175M full year 2019 7

Returns‐Focused Company Pre‐Tax Return on Capital Employed (ROCE)(1) ‐LTM 1Q19 Superior Returns  on Capital 33%  34%  30% Meticulous Focus  on Frac and Frac  17%  Only 15% 9%  6%  Highly Profitable  5%  Operating  Structure 0% (5%) (8%) Disciplined  Capital  (15%) (14%)  LBRT Pumper Pumper Pumper Pumper Pumper Pumper Lrg Cap 1 Lrg Cap 2 Investment 1 2 3 4 5 6 Industry Comparables(2) Liberty has Leading Pre‐Tax Returns on Capital Employed compared to Peer Group Source: Public Filings (1) Pre‐Tax Return on Capital Employed (ROCE) is defined as the ratio of LTM 1Q2019 Pre‐Tax Net Income to the annual average Total Debt and Shareholders’ Equity from 1Q 2018 – 1Q 2019.  See Slide 18 for a detailed  calculation for LBRT. (2) Pumpers include: CFW, CJ, FRAC, PTEN, PUMP, RES; Large Caps include HAL, SLB. Excludes companies with negative Shareholders’ Equity 8

Shale Revolution  12,000 • Technological  100 Years of US Oil Production Shale Oil innovations starting in  the late 1990's launched   10,000 the Shale Revolution  that has transformed  world energy markets  8,000 • Shale Revolution  doubled US oil   6,000 production; turned US  into net natural gas  exporter; and made the  US by far the world’s   4,000 Frac mapping,  modeling and  largest oil and gas  design  producer  2,000 innovations   enable shale  • Rapid transformation  reservoir  has been disruptive development  ‐ • Now exiting the “dot  com” phase of the shale  1918 1922 1926 1930 1934 1938 1942 1946 1950 1954 1958 1962 1966 1970 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010 2014 2018 revolution Liberty principals have been pioneers of the shale revolution from the start 9

Strong Returns on Capital from Day One Cash Return on Capital Invested (CROCI)(1,2) 47%  45% 44%  43%  35% 29%  28% ‐ LBRT 7 Year avg 25% (3) 19%  24% S&P 500 ‐ 7 Year avg  15% 14%  5% (1%) (5%) 2012 2013 2014 2015 2016 2017 2018 Compounding Share Value by reinvesting cash flow at high rates of return (1) Cash Return on Capital Invested (CROCI) is defined as the ratio of Adjusted EBITDA to Gross Capital Invested (Total Assets Plus Accumulated Depreciation Less Non‐Interest Bearing Current Liabilities). (2) Please see Slide 17 for a reconciliation of the non‐GAAP measures EBITDA and Adjusted EBITDA to net income (loss). (3) Goldman Sachs data from Capital IQ 10

How We Generate Our Differential Returns People and Culture 2 Treat people right, empower employees, foster an innovation based  culture, significantly lower turnover, common sense safety culture Technology Develop disruptive solutions that reduce our customers’ cost per BOE,  maximize fleet efficiency, enhance logistics capabilities  Customers Long‐term sticky partnerships with like‐minded, efficiency driven  customers  Relentless Focus on Efficiency Meticulously track 1,440 minutes per day, identify areas for improvement,  transparent collaboration with customers 11

Liberty – The Employer of Choice Employee‐centered culture which attracts and retains high potential talent • Get the best talent and you win • Lower personnel turnover  • Zero layoffs during the  downturn • Safety first ‐ incident rate less  than half of industry average  • Highly variable compensation  linked to safety, throughput,  profitability and return on  capital • Experienced, Incentivized  Crews = Higher Throughput = Partner of Choice Source: Company disclosure, OSHA 12

Liberty DNA: Technology Meets Execution

Technology Highlights	Impact
Liberty FracTrends™ Proprietary Database	• 60,000+ well database • Proprietary viewer and analysis tools
Fraconomics™	• Integrated engineering & "big data" approach to lower a customer's cost to produce a barrel of oil
Liberty Quiet Fleet ®	• Liberty technology to enable customers to develop acreage in close proximity to populated areas
Technology Enhanced Proppant Logistics	• Real-time control over last mile sand logistics for optimized trucking fleet utilization
"Smart" Preventive Maintenance	• CAT-partnered real-time performance tracking and predictive maintenance management

13

Partnering to Lower the Cost of a Barrel

- **Fraconomics™ and Liberty FracTrends™**
  - **Integrated engineering & "big data" approach to lower a customer's cost to produce a barrel of oil**

- *Proprietary in-house software*
- *Calibrated Frac and Reservoir Modeling*
- *Physics-based Multi-Variate Analysis*
- *"Big Data" Statistics*
- *Industry leading simulation techniques*
- *Advanced geologic analysis team*
- *Economic analysis*

$/Barrel Completion Design Optimization



Proppant Mass, lb/ft
Stage length, ft
1 Yr. $/BOE
1 Yr. $/BO

Spacing Optimization & Geological Analysis



Potentially Undrained Area

3D Frac Mapping and Reservoir Modeling



Well-4
Well-6
Well-5
Well-1
Well-2
Well-3

Source: Liberty Oilfield Services published SPE Papers #184848 and #187254-MS

14

Relentless Focus on Operational Efficiency • We track all 1,440 minutes on every fleet,  Higher Throughput By Lowering Non‐Performing Time (NPT) every day Example Pad  Customer NPT • Meticulous downtime analysis to  Activity Breakdown Breakdown determine root‐cause and engineer  8% technology driven solutions 22% 59% 32% • Collaborative and transparent partnership  70% 9% with customers to reduce Non‐Performing  time Customer NPT Wellhead Operations • Maximize Throughput Liberty NPT 3rd Party Maintenance Waiting on Wireline • Decrease Maintenance Cost Pumping Predictive Maintenance Reduces Downtime Downtime Tracking Enables Solution Development 15

Our Strategy – Maximize per Share Value 1 Disciplined Organic Growth 2 Reinvest Cashflow at High Rates of Return 3 Return Capital to Shareholders Investment  Highlights 4 Balance sheet strength – low leverage and ample liquidity 5 Highly competitive Tech Nerds ‐ unmatched rate of innovation Long‐term Partnerships with Customers, Suppliers and our  6 People 16

Appendix NYSE: LBRT www.LibertyFrac.com

Adjusted EBITDA Reconciliation 3 Months Ended  3 Months Ended  3 Months Ended  3 Months Ended  Year Ended  31‐Mar‐19 31‐Dec‐18 30‐Sep‐18 30‐Jun‐18 31‐Dec‐18 Net Income (loss)$                  33.9 $                  33.9 $                  66.4 $                  94.7 $               282.9 Deprecia�on & Amor�za�on 38.4 34.2 32.3 30.6 163.5 Interest Expense 4.2 3.5 3.6 3.5 21.3 Income Tax Expense 6.1 4.1 12.2 15.9 46.4 EBITDA1,2 $                  82.5 $                  75.7 $               114.6 $               144.7 $               514.1 Fleet start‐up costs 1.1 1.2 2.2 3.3 11.1 Asset acquisition costs ‐ 0.6 ‐ ‐ 0.6 (Gain) / loss on disposal of asse 1.2 (5.6) 0.7 0.5 (4.3) Advisory services fees ‐ ‐ ‐ ‐ 0.2 Adjusted EBITDA1,2 $                  84.8 $                  72.0 $               117.5 $               148.5 $               521.8 (1) EBITDA and Adjusted EBITDA are financial measures not presented in accordance with GAAP. (2) Amounts above may not add up to total due to rounding 18

Calculation of Pre‐Tax Return on Capital Employed Calculation of Pre-Tax Return on Capital Employed Twelve Months Ended March 31, 2019 2018 Net income1 $ 228,956 Add back: Income tax expense 38,366 Pre-tax net income $ 267,322 March 31, March 31, Capital Employed 2019 2018 Total debt, net of discount $ 106,433 $ 107,275 Redeemable common units - - Total equity 755,482 650,920 Total Capital Employed $ 861,915 $ 758,195 Average Capital Employed2 $ 810,055 Pre-Tax Return on Capital Employed3 33% (1) Net income attributable to Predecessor, controlling and noncontrolling interests. (2) Average Capital Employed is the simple average of Total Capital Employed as of March 31, 2019 and 2018. (3) Pre‐Tax Return on Capital Employed is the ration of Pre‐Tax Net Income for the twelve months ended March 31, 2019 to Average Capital Employed 19